SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): October 27, 2011

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Shareholders was held on October 27, 2011 in Minneapolis, Minnesota, pursuant to the Notice of the 2011 Annual Meeting of Shareholders and the Proxy Statement. At the meeting, 35,083,275 shares were represented in person or by proxy, which constituted a quorum.
Each of the proposals listed below was approved by the shareholders pursuant to the voting results set forth below.


    1. Number of directors set at nine:

            For         Against    Abstain   Broker Non-Vote
         --------       -------    -------   ---------------
         34,729,408     327,661     26,206          0


    2. Election of directors:

                                         For       Withheld  Broker Non-Vote
                                     -----------  ---------- ---------------
       Thomas E. Oland                31,729,676     441,640    2,911,959
       Roger C. Lucas, Ph.D.          32,010,294     161,022    2,911,959
       Howard V. O'Connell            31,858,695     312,621    2,911,959
       Randolph C. Steer, M.D., Ph.D. 31,861,142     310,174    2,911,959
       Robert V. Baumgartner          29,608,203   2,563,113    2,911,959
       Charles A. Dinarello, M.D.     15,031,114  17,140,202    2,911,959
       Karen A. Holbrook, Ph.D.       32,085,399      85,917    2,911,959
       John L. Higgins                31,673,834     497,482    2,911,959
       Roeland Nusse, Ph.D.           23,038,265   9,133,051    2,911,959


    3. Non-binding vote on named executive officer compensation:

            For         Against    Abstain   Broker Non-Vote
         --------       -------    -------   ---------------
         31,807,548      61,552    302,216      2,911,959

    4. Non-binding vote on the frequency of named executive officer compensation votes:

          1 Year         2 Year     3 Year   Abstain   Broker Non-Vote
         --------       -------    -------   -------   ---------------
       29,198,792       241,801   2,433,798   296,925   2,911,959





Item 8.01 Other Events

During the quarter ended September 30, 2011, Techne purchased and retired 149,860 shares of common stock at a market value of $10.7 million.





                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 31, 2011               TECHNE CORPORATION


                                      By: /s/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer